UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2010 (January 18, 2010)

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

(Address of principal executive offices)  (Zip code)

(414) 964-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2010, Koss Corporation (the “Company”) announced the appointment of David D. Smith, age 55, as Executive Vice President, Chief Financial Officer and Principal Accounting Officer, effective January 18, 2010.  From 2006 to immediately before joining the Company, Mr. Smith was Vice President-Finance and Chief Financial Officer at Milsco Manufacturing, a division of Jason Inc., a leading U.S. manufacturer of seating solutions for motorcycles, lawn and garden tractors, off-road construction vehicles, and boats.  From 2002 to 2006, Mr. Smith served in the same capacity at Alkar-Rapidpak, Inc., a U.S. company that manufactures food processing and packaging equipment.  Alkar-Rapidpak, Inc. is a subsidiary of Middleby Corporation (NASDAQ:MIDD).  Mr. Smith holds an MBA from the University of Pittsburgh, a BSBA in Accounting from Bucknell University, and he is a certified public accountant.

Mr. Smith will receive a base salary of $200,000 per year.  He will also receive options to purchase 50,000 shares of Koss common stock, pursuant to the terms and provisions of the Company’s 1990 Flexible Incentive Plan.  The exercise price of the options will be $3.90, the closing price of the Company’s common stock on January 19, 2010.  The options will be subject to a five year vesting period, and will vest in equal, annual 20% installments over a five year period beginning one year following the January 18, 2010 grant date.  The options will have a ten year term, commencing from the January 18, 2010 grant date.  Mr. Smith will also receive group insurance coverage and other employment benefits available to employees of the Company on the same terms as other executives of the Company.

Mr. Smith replaces Mr. Michael Koss as Chief Financial Officer, who resigned that position effective January 18, 2010.  Mr. Koss retains the positions of Chief Executive Officer and President of the Company.

A press release with respect to this matter was issued on January 18, 2010.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1      Press Release dated January 18, 2010, announcing appointment of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 20, 2010	KOSS CORPORATION

	By:	/s/ Michael J. Koss
Michael J. Koss
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated January 18, 2010, announcing appointment of Chief Financial Officer